SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):     April 11, 1997

COMMISSION           REGISTRANT, STATE OF INCORPORATION,     I.R.S. EMPLOYER
FILE NUMBER            ADDRESS AND TELEPHONE NUMBER          IDENTIFICATION NO.


1-1443               CENTRAL AND SOUTH WEST CORPORATION         51-0007707
                     (A Delaware Corporation)
                     1616 Woodall Rodgers Freeway
                     Dallas, TX 75202
                     (214) 777-1000




















ITEM 5. OTHER EVENTS

LITIGATION RELATED TO TERMINATION OF THE EL PASO ELECTRIC COMPANY
MERGER

RECENT DEVELOPMENTS
On April 11, 1997, Central and South West Corporation (CSW) issued a press release with respect to litigation related to termination of the proposed merger with El Paso Electric Company in 1995. The press release is attached as Exhibit 99.1.


BACKGROUND INFORMATION
For background information and earlier developments related to the proposed merger with El Paso Electric Company, reference is made to CSW's 1996 Combined Annual Report on Form 10-K and the documents referenced therein.





SIGNATURE
         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                               CENTRAL AND SOUTH WEST CORPORATION


Date:  April 11, 1997

                               By:  /S/ LAWRENCE B. CONNORS
                                        Lawrence B. Connors
                                            Controller